                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                        ______________________________

                                   FORM 8-K

                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                       DATE OF REPORT: February 19, 1998
                       (Date of earliest event reported)

                        ______________________________

                        UNITED PARK CITY MINES COMPANY
              (Exact name of registrant as specified in charter)


           Delaware                      1-3753                 87-0219807
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                                 P.O. Box 1450
                            Park City, Utah  84060
                   (Address of Principal Executive Offices)


                                (435) 649-8011
             (Registrant's telephone number, including area code)

                        ______________________________

Item 2. Acquisition or Disposition of Assets

          On February 19, 1998 United Park City Mines Company (the "Company") acquired all of the assets of New Quincy Mining Company, a Utah corporation ("New Quincy"), which assets consist primarily of approximately 135 acres of undeveloped land located near Park City, Utah, in exchange for 196,797 restricted shares of the Company's $0.01 par value common stock.

          In a related transaction on February 19, 1998 the Company acquired all of the assets of Lucky Bill Mining Company, a Utah corporation ("Lucky Bill"), which assets consist primarily of approximately 77 acres of undeveloped land located near Park City, Utah, in exchange for 6,903 restricted shares of the Company's $0.01 par value common stock.

          Neither New Quincy nor Lucky Bill has engaged in active business operations for more than ten years. The only revenue those companies have derived during the past ten years is the total annual payment of $7,500 by the owners of the Deer Valley Ski Resort in connection with an easement in favor of Deer Valley Ski Resort running across the real property acquired by the Company from New Quincy.

          The real property assets of New Quincy and Lucky Bill acquired by the Company are located in the middle of the Company's proposed Flagstaff Mountain/Empire Canyon Resort project. The Flagstaff Mountain project is a major master-planned development adjacent to the Deer Valley Ski Resort. As presently designed, the project will include a mixture of ski-in/ski-out single family housing, multi-family housing, hotel, commercial and retail space. The amount of consideration paid for the assets was derived through negotiations with New Quincy and Lucky Bill.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a) Financial Statements of Businesses Acquired.

          It is impracticable to provide the required financial statements for New Quincy and Lucky Bill at the time this Form 8-K is filed for the reason that those companies have conducted no active business operations for at least the past ten (10) years, and it has been many years since either of those companies has had its financial statements audited. An audit of the schedule of revenues and expenses of New Quincy for the year ended December 31, 1997 will be filed upon completion of the audit which is presently being conducted by Coopers & Lybrand L.L.P. The audited schedule will be filed not later than sixty (60) days after the filing of this Form 8-K.

          (b)  Pro Forma Financial Information.

          Not applicable.

          (c)  Exhibits.

          The following are filed as exhibits to this Form 8-K:

Item No.                 Exhibit
--------                 -------

10.1 Agreement of Purchase and Sale of Assets between New Quincy Mining Company as Seller and United Park City Mines Company as Purchaser, dated December 31, 1997

10.2 Agreement of Purchase and Sale of Assets between Lucky Bill Mining Company as Seller and United Park City Mines Company as Purchaser, dated December 31, 1997


                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              UNITED PARK CITY MINES COMPANY



                               /s/ Edwin L. Osika, Jr.
                              -------------------------------------------------
                              Edwin L. Osika, Jr.
                              Executive Vice President, Secretary and Treasurer

Date:  March 5, 1998

                                      -3-